UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 28, 2018

DAVITA INC.

(Exact name of registrant as specified in its charter)

Delaware	1-14106	No. 51-0354549
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 16th Street

Denver, CO 80202

(Address of principal executive offices including Zip Code)

(303) 405-2100

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On September 28, 2018, HealthCare Partners Holdings, LLC (“HCP”), a subsidiary of DaVita Inc. (“DaVita”), entered into a settlement agreement (the “Settlement Agreement”) with the United States that closes the government’s investigation into HCP practices previously disclosed with the 2015 U.S. Office of Inspector General (OIG) Medicare Advantage Civil Investigation. HCP was acquired by DaVita in 2012 through a merger transaction and comprises the DaVita Medical Group business of DaVita.

As previously disclosed, an escrow established in connection with the HCP merger transaction in 2012 held back a portion of the purchase price to the prior owners of HCP as security for the indemnification rights of the Company. That escrow fully funds this settlement.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains statements that are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. DaVita intends these forward-looking statements to be covered by the safe harbor provisions for such statements. All statements that do not concern historical facts are forward-looking statements and include, among other things, statements about our expectations, beliefs, intentions and/or strategies for the future. These statements can sometimes be identified by the use of forward-looking words such as “may,” “believe,” “will,” “should,” “could,” “would,” “expect,” “project,” “estimate,” “anticipate,” “plan,” “continue,” “seek,” “forecast,” or “intend” or other similar words or expressions of the negative thereof. These statements involve substantial known and unknown risks and uncertainties that could cause DaVita’s actual plans and results to differ materially from those expressed or implied in the forward-looking statements, including, but not limited to the risks and uncertainties described in the risk factors set forth in DaVita’s filings with the U.S. Securities and Exchange Commission (“SEC”), including its Quarterly Report filed on Form 10-Q for the period ended June 30, 2018, and subsequent reports filed with the SEC. These forward-looking statements should be considered in light of these risks and uncertainties. DaVita bases its forward-looking statements on information currently available to it at the time of this report and undertakes no obligation to update or revise any forward-looking statements, whether as a result of changes in underlying circumstances, new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAVITA INC.

Date: October 1, 2018	/s/ Kathleen A. Waters
Kathleen A. Waters
Chief Legal Officer